SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
             (on behalf of Public STEERS(R) Series 1998 H-Z3 Trust) (Exact name of registrant as specified in its charter)

   Delaware                       333-29015                 13-3891329
  (State or other                 (Commission              (I.R.S. Employer
    jurisdiction                  File Number)              Identification No.)
  of incorporation)

       World Financial Center,
          New York, New York                                    10281
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000




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                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  On May 15, 1998, Public STEERS(R) Series 1998 H-Z3 Trust, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued $21,427,000 initial principal amount of Class A Trust Certificates and $27,000,000 principal amount at maturity of Class B Trust Certificates.

                  In connection therewith, the Depositor entered into a Public STEERS(R) Series 1998 H-Z3 Supplement, dated as of May 15, 1998, by and between the Depositor and United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.


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                                        3

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------

4.2 Public STEERS(R)Series 1998 H-Z3 Supplement, dated as of May 15, 1998, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.

Item 8.             Change in Fiscal Year

                    Not Applicable.

Item 9.             Sales of Equity Securities Pursuant to Regulation S

                    Not Applicable.



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                                        4

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  May 21, 1998                         By:   /S/ BARRY N. FINKELSTEIN
                                                  ------------------------------
                                                  Name:  Barry N. Finkelstein
                                                  Title: Secretary





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                                        5

                                INDEX TO EXHIBITS


Exhibit No.                        Description
-----------                        -----------

4.2            Public STEERS(R) Series 1998 H-Z3 Supplement, dated as of May
               15, 1998, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.



(R)        "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.